Exhibit 99.1

 Gladstone Capital Reports Results for the Second Quarter Ended March 31, 2007

     -- Net Investment Income was $5.7 million, or $0.47 per diluted common share

     -- Net Increase in Net Assets was $4.1 million, or $0.33 per diluted common share

     MCLEAN, Va.--(BUSINESS WIRE)--Mauy 2, 2007--Gladstone Capital Corp. (NASDAQ:GLAD) (the "Company") today announced earnings for the second quarter and six months ended March 31, 2007. All per share references are based on fully diluted weighted average common shares outstanding, unless otherwise noted.

     Net Investment Income for the second quarter ended March 31, 2007 was $5,724,357, or $0.47 per share, as compared to $5,203,816, or $0.45 per share, for the second quarter ended March 31, 2006, an increase of 4.4% per share. Net Investment Income for the six months ended March 31, 2007 was $10,887,283, or $0.89 per share, as compared to $9,646,230, or $0.83 per share, for the six months ended March 31, 2006, an increase of 7.2%.

     Net Increase in Net Assets Resulting from Operations for the quarter ended March 31, 2007 was $4,084,851, or $0.33 per share, as compared to $5,590,381, or
$0.48 per share, for the quarter ended March 31, 2006, a decrease of 31.3% per share. Net Increase in Net Assets Resulting from Operations for the six months ended March 31, 2007 was $8,248,454, or $0.67 per share, as compared to $13,823,730, or $1.20 per share, for the six months ended March 31, 2006, a decrease of 44.2% per share. The primary difference between the current and prior year periods is the result of net unrealized depreciation on the Company's investment portfolio. The Company recorded net unrealized depreciation on its investments of $1,718,149 and $2,722,528 for the quarter and six months ended March 31, 2007, respectively, as compared to net unrealized depreciation of $15,593 for the quarter ended March 31, 2006 and net unrealized appreciation on its investments of $4,956,829 for the six months ended March 31, 2006.

     Total assets were $291,015,954 at March 31, 2007, as compared to $225,783,215 at September 30, 2006. Net asset value was $13.82 per actual common share outstanding at March 31, 2007, as compared to $14.02 per actual common share outstanding at September 30, 2006.

     The annualized weighted average yield on the Company's portfolio for the quarter ended March 31, 2007 was 12.0% as compared to 12.7% for the quarter ended March 31, 2006.

     For the second quarter ended March 31, 2007, the Company reported the following activity:

     --   Funded approximately $75.3 million of new investments;

     -- Received principal repayments of approximately $38.3 million, which included scheduled principal repayments and full repayments;

     -- Received approximately $533,000 of success fees in connection with the refinancing of one investment;

     --   Received approximately $225,000 of prepayment and other fees; and

     -- Paid monthly cash dividends of $0.14 per common share for each of the months of January, February and March.

     At March 31, 2007, the Company had investments in debt and equity securities and syndicated loan participations in 51 private companies with an aggregate cost basis of approximately $281.5 million and a fair value of approximately $280.2 million.

     "We are pleased with our results during the second quarter and six months ended March 31, 2007. We are working diligently to add new investments to our portfolio," said Chip Stelljes, President and Chief Investment Officer. "We expect positive results from the second half of 2007."

     Subsequent to March 31, 2007, the Company:

     -- Formed a Media and Communications group to grow its assets in those sectors;

     -- Received approximately $24.3 million of repayments, including schedule amortizations, repayments and syndicate sales;

     -- Received a success fee of approximately $195,000 with the repayment of one investment;

     -- Declared monthly cash dividends of $0.14 per common share for each of the months of April, May and June 2007; and

     -- Completed a public offering of 2,000,000 shares of common stock at a price of $24.25 per share for net proceeds, after underwriting discounts and offering expenses, of approximately $45.6 million, all of which were used to repay outstanding borrowings on the Company's line of credit.

     The financial statements below are without footnotes. We have filed a Form 10-Q today for the second quarter ended March 31, 2007 with the Securities and Exchange Commission (the "SEC"), which can be retrieved from the SEC's website at www.sec.gov or from the Company's web site at www.GladstoneCapital.com. A paper copy can be obtained free of charge by writing to us at 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

     The Company will hold a conference call Thursday, May 3, 2007 at 8:30 am EDT to discuss second quarter earnings. Please call (877) 407-8031 to enter the conference. An operator will monitor the call and set a queue for the questions. The conference call replay will be available two hours after the call for approximately 30 days. To hear the replay, please dial (877) 660-6853, access playback account 286 and use conference ID code 239214.

     The live audio broadcast of Gladstone Capital's quarterly conference call will be available online at www.GladstoneCapital.com and www.investorcalendar.com. The event will be archived and available for replay on the Company's website.

     For further information contact Investor Relations at 703-287-5835.

     This press release may include statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company. Words such as "should," "believes," "feel," "expects," "projects," "strive," "goals," and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Prospectus dated April 16, 2007, as filed with the Securities and Exchange Commission ("SEC") on April 17, 2007 and as listed in the Form 10-Q for the quarter ended March 31, 2007 as filed with the SEC today. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF ASSETS & LIABILITIES
(Unaudited)
                                             March 31,   September 30,
                                               2007          2006
                                           ------------- -------------

ASSETS
Investments at fair value (Cost 3/31/2007:
 $281,525,450; 9/30/2006: $216,202,986)    $280,242,688  $217,642,750
Cash and cash equivalents                     2,973,135       731,744
Interest receivable - investments in debt
 securities                                   2,116,813     1,394,942
Interest receivable - employees                  45,359        37,396
Due from custodian                            4,828,847     3,587,152
Deferred financing fees                          50,466       145,691
Prepaid assets                                  241,088       226,747
Fees due from Adviser                            28,768             -
Due from employees                                    -     1,803,283
Other assets                                    488,790       213,510
                                           ------------- -------------
TOTAL ASSETS                               $291,015,954  $225,783,215
                                           ============= =============

LIABILITIES
Accounts payable                                 $5,005        $4,072
Interest payable                                528,736       247,530
Administration fee due to Administrator         168,766             -
Fees due to Adviser                                   -       240,363
Borrowings under line of credit             120,300,000    49,993,000
Withholding taxes payable                             -     1,803,283
Accrued expenses and deferred liabilities       486,330       721,287
Funds held in escrow                            203,222       203,193
                                           ------------- -------------
TOTAL LIABILITIES                           121,692,059    53,212,728
                                           ------------- -------------
NET ASSETS                                 $169,323,895  $172,570,487
                                           ============= =============

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 50,000,000
 shares authorized and 12,249,683 and
 12,305,008 shares issued and outstanding,
 respectively                                   $12,250       $12,305
Capital in excess of par value              179,782,427   181,270,565
Notes receivable - employees                 (9,947,366)  (10,248,308)
Net unrealized (depreciation) appreciation
 on investments                              (1,282,764)    1,439,764
Unrealized depreciation on derivative          (279,329)     (253,716)
Realized loss on sale of investments           (775,176)     (861,695)
Realized gain on settlement of derivative        37,807        15,014
Accumulated undistributed net investment
 income                                       1,776,046     1,196,558
                                           ------------- -------------
TOTAL NET ASSETS                           $169,323,895  $172,570,487
                                           ============= =============
NET ASSETS PER SHARE                             $13.82        $14.02
                                           ============= =============


GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
                                                 Three Months Ended
                                                      March 31,
                                                  2007        2006
                                               ----------- -----------
INVESTMENT INCOME
  Interest income - investments                $8,254,459  $6,875,264
  Interest income - cash and cash equivalents      31,645       4,624
  Interest income - notes receivable from
   employees                                      132,931     107,033
  Prepayment fees and other income                224,743      13,779
                                               ----------- -----------
      Total investment income                   8,643,778   7,000,700
                                               ----------- -----------

EXPENSES
  Interest expense                              1,811,019     948,166
  Loan servicing                                  760,623     734,644
  Base management fee                             450,484     352,379
  Incentive fee                                 1,158,995           -
  Administration fee                              168,766           -
  Professional fees                               109,081     110,887
  Amortization of deferred financing fees          68,200      32,286
  Stockholder related costs                        87,288     115,864
  Directors fees                                   56,970      30,212
  Insurance expense                                62,398      50,590
  Stock option compensation                             -      34,065
  Other expenses                                   48,975      60,791
                                               ----------- -----------
      Expenses before credit from Adviser       4,782,799   2,469,884
                                               ----------- -----------
  Credit to base management and incentive fees
   from Adviser                                (1,863,378)   (673,000)
                                               ----------- -----------
      Total expenses net of credits to base
       management and incentive fees            2,919,421   1,796,884
                                               ----------- -----------

NET INVESTMENT INCOME BEFORE INCOME TAXES       5,724,357   5,203,816
                                               ----------- -----------
  Income tax expense                                    -           -
                                               ----------- -----------
NET INVESTMENT INCOME                           5,724,357   5,203,816
                                               ----------- -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain on sale of investments             84,205     377,500
  Realized gain on settlement of derivative        10,239           -
  Unrealized (depreciation) appreciation on
   derivative                                     (15,801)     24,658
  Net unrealized depreciation on investments   (1,718,149)    (15,593)
                                               ----------- -----------
    Net (loss) gain on investments             (1,639,506)    386,565

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                    $4,084,851  $5,590,381
                                               =========== ===========

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS PER COMMON SHARE:
    Basic                                           $0.33       $0.49
                                               =========== ===========
    Diluted                                         $0.33       $0.48
                                               =========== ===========

WEIGHTED AVERAGE SHARES OF COMMON STOCK
 OUTSTANDING:
    Basic                                      12,249,683  11,308,510
    Diluted                                    12,249,683  11,536,360


GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
                                              Six Months Ended March
                                                        31,
                                                2007         2006
                                             ------------ ------------
INVESTMENT INCOME
  Interest income - investments              $16,153,059  $12,722,371
  Interest income - cash and cash
   equivalents                                    68,914       13,536
  Interest income - notes receivable from
   employees                                     271,122      214,126
  Prepayment fees and other income               384,401       80,986
                                             ------------ ------------
      Total investment income                 16,877,496   13,031,019
                                             ------------ ------------

EXPENSES
  Interest expense                             2,931,276    1,600,244
  Loan servicing                               1,479,775    1,450,059
  Base management fee                            848,916      621,080
  Incentive fee                                2,307,478            -
  Administration fee                             294,851            -
  Professional fees                              220,001      233,353
  Amortization of deferred financing fees        126,500       58,536
  Stockholder related costs                      151,016      244,799
  Directors fees                                 111,220       54,212
  Insurance expense                              125,092      101,367
  Stock option compensation                            -       77,322
  Other expenses                                 137,460      116,580
                                             ------------ ------------
      Expenses before credit from Adviser      8,733,585    4,557,552
                                             ------------ ------------
  Credit to base management and incentive
   fees from Adviser                          (2,743,372)  (1,223,000)
                                             ------------ ------------
      Total expenses net of credits to base
       management and incentive fees           5,990,213    3,334,552
                                             ------------ ------------

NET INVESTMENT INCOME BEFORE INCOME TAXES     10,887,283    9,696,467
                                             ------------ ------------
  Income tax expense                                   -       50,237
                                             ------------ ------------
NET INVESTMENT INCOME                         10,887,283    9,646,230
                                             ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain (loss) on sale of
   investments                                    86,519     (803,095)
  Realized gain on settlement of derivative       22,793            -
  Unrealized (depreciation) appreciation on
   derivative                                    (25,613)      23,766
  Net unrealized (depreciation) appreciation
   on investments                             (2,722,528)   4,956,829
                                             ------------ ------------
        Net (loss) gain on investments        (2,638,829)   4,177,500

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                   $8,248,454  $13,823,730
                                             ============ ============

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS PER COMMON SHARE:
    Basic                                          $0.67        $1.22
                                             ============ ============
    Diluted                                        $0.67        $1.20
                                             ============ ============

WEIGHTED AVERAGE SHARES OF COMMON STOCK
 OUTSTANDING:
    Basic                                     12,272,012   11,307,510
    Diluted                                   12,272,012   11,555,479


GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)

                                            Three Months Ended March
                                                       31,
                                               2007          2006
                                           ------------- -------------
Per Share Data (1)
------------------------------------------
  Net asset value at beginning of period         $13.88        $13.74
                                           ------------- -------------
  Income from investment operations:
Net investment income (2)                          0.47          0.46
Realized gain on sale of investments (2)              -          0.03
Net unrealized loss on investments (2)            (0.14)            -
                                           ------------- -------------
  Total from investment operations                 0.33          0.49
                                           ------------- -------------
  Less distributions:
Distributions from net investment income          (0.42)        (0.41)
                                           ------------- -------------
  Total distributions                             (0.42)        (0.41)
                                           ------------- -------------
  Repayment of principal on notes
   receivable                                      0.02             -
  Effect of antidilution (3)                          -          0.02
                                           ------------- -------------
  Net asset value at end of period               $13.82        $13.84
                                           ============= =============

  Per share market value at beginning of
   period                                        $23.86        $21.38
  Per share market value at end of period         23.68         21.55
  Total return (4)(5)                              1.08%         2.78%
  Shares outstanding at end of period        12,249,683    11,308,510

  Ratios/Supplemental Data
------------------------------------------
  Net assets at end of period              $169,323,895  $156,461,511
  Average net assets (6)                   $169,055,526  $154,397,504
  Ratio of expenses to average net assets-
   annualized (7)                                 11.32%         6.40%
  Ratio of net expenses to average net
   assets-annualized (8)                           6.91%         4.66%
  Ratio of expenses net of voluntary
   waiver to average net assets-annualized
   (9)                                             8.74%          n/a
  Ratio of net investment income to
   average net assets-annualized                  13.54%        13.48%


                                           Six Months Ended March 31,
                                               2007          2006
                                           ------------- -------------
Per Share Data (1)
------------------------------------------
  Net asset value at beginning of period         $14.02        $13.41
                                           ------------- -------------
  Income from investment operations:
Net investment income (2)                          0.89          0.85
Realized loss on sale of investments (2)              -         (0.07)
Net unrealized (loss) gain on investments
 (2)                                              (0.22)         0.44
                                           ------------- -------------
  Total from investment operations                 0.67          1.22
                                           ------------- -------------
  Less distributions:
Distributions from net investment income          (0.84)        (0.81)
                                           ------------- -------------
  Total distributions                             (0.84)        (0.81)
                                           ------------- -------------
  Issuance of common stock under stock
   option plan                                        -          0.01
  Repayment of principal on notes
   receivable                                      0.02             -
  Stock surrendered to settle withholding
   tax obligation                                 (0.06)            -
  Effect of antidilution (3)                          -          0.01
                                           ------------- -------------
  Net asset value at end of period               $13.82        $13.84
                                           ============= =============

  Per share market value at beginning of
   period                                        $22.01        $22.55
  Per share market value at end of period         23.68         21.55
  Total return (4)(5)                             11.50%        -0.75%
  Shares outstanding at end of period        12,249,683    11,308,510

  Ratios/Supplemental Data
------------------------------------------
  Net assets at end of period              $169,323,895  $156,461,511
  Average net assets (6)                   $169,693,656  $152,679,547
  Ratio of expenses to average net assets-
   annualized (7)                                 10.29%         6.04%
  Ratio of net expenses to average net
   assets-annualized (8)                           7.06%         4.43%
  Ratio of expenses net of voluntary
   waiver to average net assets-annualized
   (9)                                             8.34%          n/a
  Ratio of net investment income to
   average net assets-annualized                  12.83%        12.64%


(1) Based on actual shares outstanding at the end of the corresponding period.

(2) Based on weighted average basic per share data.

(3) This represents the antidilutive impact of other components in changes in net assets and the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.

(4) Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value, assuming monthly dividend reinvestment.

(5) Amounts were not annualized.

(6) Average net assets are computed using the average of the balance of net assets at the end of each month of the reporting period.

(7) Ratio of expenses to average net assets is computed using expenses before credits from Adviser to the base management and incentive fees and including income tax expense.

(8) Ratio of net expenses to average net assets is computed using total expenses net of credits from Adviser to the base management and incentive fees and including income tax expense.

(9) Ratio of expenses net of voluntary waiver to average net assets is computed using expenses before credits from Adviser and including income tax expense then deducting only the amount of the credit applicable to the waiver for the incentive fee.


     CONTACT: Gladstone Capital Corp.
              Robert Johnson, 703-287-5835